Restructuring and Other Charges	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring and Other Charges	RESTRUCTURING AND OTHER CHARGES
Restructuring and other charges primarily consist of separation costs for employees including severance, outplacement and other benefit ("Severance") costs as well as costs related to plant closures, principally related to fixed assets write-downs ("Fixed asset write-down") and all other related restructuring ("Other") costs. All restructuring and other charges, net expenses are separately stated on the Consolidated Statement of Income and Comprehensive Income.
Frutarom Integration Initiative
In connection with the acquisition of Frutarom, the Company began to execute an integration plan that, among other initiatives, seeks to optimize its manufacturing network. As part of the Frutarom Integration Initiative, the Company expects to close approximately 35 manufacturing sites over the next two years with most of the closures targeted to occur before the end of fiscal 2020. During 2019, the Company announced the closure of ten facilities, of which six facilities are in Europe, Africa and Middle East, two facilities in Latin America, and one facility each in North America and Greater Asia regions. Since the inception of the initiative, the Company has expensed $10.4 million. Total costs for the program are expected to be approximately $65 million including cash and non-cash charges.
2019 Severance Program
During 2019, the Company incurred severance charges related to approximately 330 headcount reductions. The headcount reductions primarily related to the Scent business unit and outsourcing of certain IT functions, with additional amounts related to headcount reductions in all business units associated with the establishment of a new shared service center in Europe. Since the inception of the program, the Company has expensed $21.3 million. Total costs for the program are expected to be approximately $25 million.
2017 Productivity Program
In connection with 2017 Productivity Program, the Company recorded $24.5 million of charges related to personnel costs and lease termination costs since the program's inception. Total costs for the program are expected to be approximately $25 million.
Changes in Restructuring Liability
Movements in severance-related accruals during 2017, 2018 and 2019 are as follows:

(DOLLARS IN THOUSANDS)	Balance at January 1, 2017	Additional Charges (Reversals), Net	Non-Cash Charges	Cash Payments	Balance at December 31, 2017
2015 Severance Plan
Severance	$3,277	$(2,311)	$—	$(966)	$—
2017 Productivity Program
Severance	—	20,620	—	(13,081)	7,539
Other	—	1,402	(528)	(456)	418
Total restructuring	$3,277	$19,711	$(528)	$(14,503)	$7,957

(DOLLARS IN THOUSANDS)	Balance at January 1, 2018	Additional Charges, Net	Non-Cash Charges	Cash Payments	Balance at December 31, 2018
2017 Productivity Program
Severance	$7,539	$3,884	$—	$(7,298)	$4,125
Other	418	1,195	(418)	(120)	1,075
Total restructuring	$7,957	$5,079	$(418)	$(7,418)	$5,200

(DOLLARS IN THOUSANDS)	Balance at January 1, 2019	Additional Charges (Reversals), Net	Non-Cash Charges	Cash Payments	Balance at December 31, 2019
2017 Productivity Program
Severance	$4,125	$(1,947)	$—	$(1,072)	$1,106
Other	1,075	—	—	(987)	88
Frutarom Integration Initiative
Severance	—	6,110	—	(2,072)	4,038
Fixed asset write down	—	534	(534)	—	—
Other	—	3,726	(145)	(1,096)	2,485
2019 Severance Program
Severance	—	20,871	—	(7,974)	12,897
Other	—	471	—	—	471
Total restructuring	$5,200	$29,765	$(679)	$(13,201)	$21,085
Other includes supplier contract termination costs, consulting and advisory fees, and other.
Charges by Segment
The following table summarizes the total amount of costs incurred in connection with these restructuring programs by segment:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018	2017
Taste	$10,045	$1,646	$4,505
Scent	12,093	3,433	13,077
Shared IT & Corporate Costs	7,627	—	2,129
Total Restructuring and other charges, net	$29,765	$5,079	$19,711